UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of report (Date of earliest event reported)             May 28, 2010

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS                   75038
(Address of Principal Executive Offices)                                                      (Zip Code)

Registrant’s telephone number, including area code:                       (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        /  /   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       /  /     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       /  /     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       /  /     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01
Other Events.

On May 28, 2010, Darling International Inc. (the “Company”) completed an acquisition of substantially all of the assets of Nebraska By-Products, Inc., a leading provider of deadstock collection and rendering services in Nebraska, Kansas and parts of Colorado and South Dakota.  The acquisition includes a rendering facility located in Lexington, Nebraska as well as several transfer stations.  The Company does not consider the acquisition to be material to its financial position or results of operation.

A copy of the press release announcing the acquisition is filed as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated June 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: June 1, 2010	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President,
General Counsel

EXHIBIT LIST

99.1	Press Release dated June 1, 2010.